NSAR 														Exhibit 77O
811-05088
Securities Purchased in Underwritings Involving
Transactions with Sanford C. Bernstein and Co.
Subject to Rule 10f 3 Under the Investment
Company Act of 1940

10f3 Transactions October 1  December 31, 2010


TAP ALLIANCEBERNSTEIN TAX MANAGED BALANCED WEALTH STRATEGY:

Security		General Motors Co.

Date Purchased		11/18/2010

Shares Purchased	2,153

Price per Share		$33.00

Underwriting
Concession		$0.2475

Shares
Purchased
by AB
Including
the Funds		4,000,000

Total
Shares
Offered			478,000,000

% of Offering
Purchased by
AB including
the Funds (1)		0.84%


Purchased
From			JPMorgan

Shares
Held
12/31110		3,000

Price per
Share
12/31/10		$36.86


TAP ALLIANCEBERNSTEIN TAX MANAGED CONSERVATIVE WEALTH STRATEGY:




Security		General Motors Co.


Date
Purchased		11/18/2010


Shares
Purchased		657

Price
per
Share			$33.00


Underwriting
Concession		$0.2475

Shares
Purchased
by AB
Including
the Funds		4,000,000

Total
Shares
Offered			478,000,000

% of Offering
Purchased by
AB including
the Funds (1)		0.84%


Purchased
From			JPMorgan

Shares
Held
12/31110		2,600

Price per
Share
12/31/10		$36.86



TAP ALLIANCEBERNSTEIN TAX MANAGED WEALTH APPRECIATION STRATEGY:


Security		General Motors Co.


Date
Purchased		11/18/2010


Shares
Purchased		11,826

Price
per
Share			$33.00


Underwriting
Concession		$0.2475

Shares
Purchased
by AB
Including
the Funds		4,000,000

Total
Shares
Offered			478,000,000

% of Offering
Purchased by
AB including
the Funds (1)		0.84%


Purchased
From			JPMorgan

Shares
Held
12/31110		17,000

Price per
Share
12/31/10		$36.86

Unless otherwise indicated, the securities were part of an issue registered under the Securities
Act of 1933 and offered to the public.

(1) Aggregate purchases by all AB buy side clients, including the Fund, may not exceed:

a) if purchased in an Offering other than an Eligible Rule 144A Offering, 25% of the principal amount of the Offering of such class; or

b) if purchased in an Eligible Rule 144A Offering, 25% of the total of (i) the principal amount of the Offering of such class sold by the underwriters or members of the selling syndicate to qualified institutional buyers, plus (ii) the principal amount of the Offering of such class in any concurrent public Offering.



NSAR
Exhibit 77O
811-05088

Securities Purchased in Underwritings Involving
Transactions with Sanford C. Bernstein and Co.
Subject to Rule 10f3 Under the Investment
Company Act of 1940

10f 3 Transactions October 1  December 31, 2010


TAP ALLIANCEBERNSTEIN TAX MANAGED BALANCED WEALTH STRATEGY:

Security				A/A Group Ltd.

Date
Purchased				10/29/2010

Shares
Purchased				39,600

Price per Share (Local Currency)/
(US$)					19.68 HKD/ $2.54

Underwriting
Concession
(Local Currency)/
(US$)					3.06 HKD/ $0.394

Shares
Purchased
by AB
Including
the Funds				80,000,000


Total
Shares
Offered					8,083,230,800

% of Offering
Purchased by
AB including
the Funds (1)				0.99%

Purchased
From					Deutsche Bank

Shares
Held
12/31110				57,200

Price per
Share
12/31/10
(Local Currency)/
(US$)					21.85 HKD/ $2.81



TAP ALLIANCEBERNSTEIN TAX MANAGED CONSERVATIVE WEALTH STRATEGY:




Security				A/A Group Ltd.

Date
Purchased				10/29/2010

Shares
Purchased				11,400

Price per Share (Local Currency)/
(US$)					19.68 HKD/ $2.54

Underwriting
Concession
(Local Currency)/
(US$)					3.06 HKD/ $0.394

Shares
Purchased
by AB
Including
the Funds				80,000,000

Total
Shares
Offered					8,083,230,800

% of Offering
Purchased by
AB including
the Funds (1)				0.99%

Purchased
From					Deutsche Bank

Shares
Held
12/31110				17,200

Price per
Share
12/31/10
(Local Currency)/
(US$)					21.85 HKD/ $2.81

TAP ALLIANCEBERNSTEIN TAX MANAGED APPRECIATION WEALTH STRATEGY:

Security				A/A Group Ltd.

Date
Purchased				10/29/2010

Shares
Purchased				205,200

Price per Share (Local Currency)/
(US$)					19.68 HKD/ $2.54

Underwriting
Concession
(Local Currency)/
(US$)					3.06 HKD/ $0.394

Shares
Purchased
by AB
Including
the Funds				80,000,000

Total
Shares
Offered					8,083,230,800

% of Offering
Purchased by
AB including
the Funds (1)				0.99%

Purchased
From					Deutsche Bank

Shares
Held
12/31110				320,400

Price per
Share
12/31/10
(Local Currency)/
(US$)					21.85 HKD/ $2.81



The securities were part of an Eligible Rule 144A Offering.

(1) Aggregate purchases by all AB buy side clients, including the Fund, may not exceed:

a) if purchased in an Offering other than an Eligible Rule 144A Offering,
25% of the principal amount of the Offering of such class; or

b)  if purchased in an Eligible Rule 144A
Offering, 25% of the total of (i) the principal amount of the Offering of such class sold by the underwriters or members of the selling syndicate to qualified institutional buyers, plus (ii) the principal amount of the Offering of such class in any concurrent public Offering.




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